                                                                   EXHIBIT 10.28




                                                                       Execution

                 AMENDMENT TO THE GNC/RITE AID RETAIL AGREEMENT



                                                                        MAY 2004

        THIS AMENDMENT (the "Amendment") to the GNC/Rite Aid Retail Agreement, dated December 8, 1998, as amended November 20, 2000, by and between General Nutrition Sales Corporation ("GNC") and RITE AID HDTQRS CORP. ("Rite Aid") as assignee of Rite Aid Corporation (the "Agreement") is effective as of May 1, 2004. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Retail Agreement and the Consignment Agreement.

        WHEREAS, the parties hereto desire to amend the GNC/Rite Aid Retail Agreement on the terms and conditions stated herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Amendment of Article I. Grant Of License. A new Paragraph I. is added after Paragraph H. as follows:

               "I. Rite Aid hereby commits to open the Business in a minimum of 300 additional Locations by December 31, 2006 in accordance with the following requirements:

               The additional 300 minimum Businesses will be opened in Locations in accordance with the development schedule set forth below. Each Location must meet the Site Designation Criteria and the approved GNC Plan-O-Gram for the Location. Each possible Business Location approved by GNC shall thereafter be referred to as a "Designated Location." Prior to the effective date of this Amendment, Rite Aid has submitted approximately [*] possible Business Locations to GNC for their review. Designated Locations on the schedule can be exchanged consistent with current practices, but GNC shall not approve more than the number of Locations committed on the development schedule. If GNC has not approved the minimum non-cumulative number of possible Business Locations shown below by the dates set forth below and Rite Aid is not able to open the number of Locations required by the Development Schedule, the parties shall meet and agree on a revised Development Schedule extending the performance dates and quarterly commitments as appropriate.

               Minimum Number of possible Business Locations to be approved by GNC


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* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

                     Approved         Total Approved       Deadline for Approval
                     --------         --------------       ---------------------
                       [*]                [*]                      [*]


               In the event that following its approval, GNC desires to operate or franchise a GNC store within the Protected Territory of a Designated Location that is not yet opened or operating by Rite Aid, GNC shall provide Rite Aid with a right of first refusal for such Location and unless Rite Aid re-confirms the same as a Designated Location within thirty (30) days thereafter, the potential Location shall be deleted from the Agreement and GNC shall not be restricted from operating or franchising a GNC in such Location. If Rite Aid exercises it's Right of First Refusal the site must be developed in the following 6 months. Failure to develop the site will result in loss of approval and GNC may proceed with their development.

               - Initial Fees for each of the new Locations operating the Business shall be Sixteen Thousand Dollars ($16,000) per Location; payable to GNC on the last day of each quarter the Businesses were opened. If during any quarter less than the full number of new Locations required by the Development Schedule (taking into account one time, any Location openings in prior periods in excess of the minimum new Location operating requirements) are opened and operating the Business, then Rite Aid shall pay to GNC on the last day of such quarter a forfeiture payment of Sixteen Thousand Dollars ($16,000) multiplied by the shortfall. Amounts paid to GNC under this section as forfeiture payments shall reduce the outstanding balance of the development fee and shall be Rite Aid's sole liability and GNC's sole remedy for the shortfall. If the number of new Businesses opened during a quarter exceed the full number of new Locations required by the Development Schedule then the excess number of Locations operating the Business may be applied one time to the following quarter's or quarters' Business development commitment.

               - Rite Aid shall adhere to the following development schedule for new Locations operating the Business:


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* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.



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
----------------------------------------------------------------------------------------------
                                                                 Cumulative Total Number of
                           Quarterly Commitment For              New Locations Operating the
                           New Locations Operating               Business which Rite Aid Shall
       By (Date)                 the Business                    Have Open and in Operation
----------------------------------------------------------------------------------------------
June 30, 2004                        [*]                                      [*]
----------------------------------------------------------------------------------------------
September 30, 2004                   [*]                                      [*]
----------------------------------------------------------------------------------------------
December 31, 2004                    [*]                                      [*]
----------------------------------------------------------------------------------------------
March 31, 2005                       [*]                                      [*]
----------------------------------------------------------------------------------------------
June 30, 2005                        [*]                                      [*]
----------------------------------------------------------------------------------------------
September 30, 2005                   [*]                                      [*]
----------------------------------------------------------------------------------------------
December 31, 2005                    [*]                                      [*]
----------------------------------------------------------------------------------------------
March 31, 2006                       [*]                                      [*]
----------------------------------------------------------------------------------------------
June 30, 2006                        [*]                                      [*]
----------------------------------------------------------------------------------------------
September 30, 2006                   [*]                                      [*]
----------------------------------------------------------------------------------------------
December 31, 2006                    [*]                                      [*]
----------------------------------------------------------------------------------------------

        2. Amendment of Article I. Grant of License. A new Paragraph J. is added after new Paragraph I. above as follows:

               "J. Exclusivity Fee. In consideration for the continuation of the Non-Competition Clause of Article XI as previously amended and restated, Rite Aid shall pay to GNC an exclusivity fee of $[*] annually beginning on May 1, 2004 (which shall be paid within 10 days following full execution hereof) and each May 1 hereafter through and including May 1, 2008.

        3. Amendment of Article II. "Term and Renewal." Paragraph II A. is amended and restated as follows:

               "A. This Agreement and the license granted herein begin on December 8, 1998 and shall expire April 30, 2009, unless extended or terminated sooner in accordance with the terms and conditions of this Agreement. This Agreement shall be subject to early termination as described in new Paragraph IV.E. below."

        4. Amendment of Article II. "Term and Renewal," A new Paragraph II B.(3) is hereby added to the Agreement as follows:

               "(3) All Initial Fees unpaid to date (as of April 1, 2004, $619,937) shall be paid in a lump sum to GNC within 10 days following the full execution of this Amendment."


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* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.



                                       3
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        5. Amendment of Article II. "Term and Renewal," A new Paragraph II B.(4)
is hereby added to the Agreement as follows:

               "(4) During the Term and any extension of this Agreement Rite Aid shall pay to GNC license renewal fees of $[*] beginning March 17, 2009 for each Store payable in lump sums at the 10th year anniversary date of each such Store's opening with the Business."

        6. Amendment of Article IV. A new Paragraph IV. E. "Minimum Product Purchases" is hereby added to the Agreement as follows:

                "E. Minimum Product Purchases. As specified in the attached
               Exhibit A each specified period or calendar year Rite Aid shall have a minimum net GNC Brand Product (excluding Consignment Product) wholesale purchase requirement based on wholesale shipments of GNC Brand Product (the "Minimum Purchase Requirement").

               (1) If the aggregate shipments to Rite Aid of GNC Brand Product during the specified period or calendar year exceed the Minimum Purchase Requirement, for the applicable period, then Rite Aid shall be entitled to a rebate credit of 5% on the amount of shipments exceeding the Minimum Purchase Requirements during that period. If Rite Aid meets 100% of the Minimum Purchase Requirement on a full Contract Year or partial period, then Rite Aid may carry forward up to the excess between the 100% and 105% of that year's requirement to the next full Contract Year's Minimum Purchase Requirement or applicable partial period. If Rite Aid elects to carry over such portion, then the corresponding credit will be adjusted. The rebate will be determined and credited to Rite Aid within sixty (60) days of the applicable period end.

               (2) If the amount of shipments of GNC Brand Products to Rite Aid during the specified period or calendar year are less than the Minimum Purchase Requirement for GNC Brand Products for the applicable period (taking into account any adjustments for service level as provided in section 8 below), then Rite Aid shall pay to GNC on account of such shortfall the amounts calculated pursuant to the schedule for Minimum Requirements for GNC Brand Products attached hereto as Exhibit A. Although total Volume Requirements are identified on Exhibit A, the calculation of the payment for a shortfall in GNC Brand purchases shall be calculated separately from the calculation under the Amendment to Consignment Agreement for the payment for a shortfall, if any, in consignment volume. For illustration purposes only, if the amount of shipments of GNC Brand Products for the period May 2004 through December 2004 are $[*] and


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* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.


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               assuming no service level adjustments, the shortfall in this example is $[*] and the payment by Rite Aid to GNC would be calculated by multiplying [*]% ($[*] represents a [*]% shortfall of the $[*] requirement) times the Minimum Purchase Requirement for this period of $[*] which equals $[*]. Such amounts shall be invoiced by GNC and paid by Rite Aid to GNC within sixty (60) days of invoice.

               (3) Criteria for Minimum Purchase Requirement requirements. Attached hereto as Exhibit A is a schedule containing the Minimum Purchase Requirements for the initial period from May 1 to December 31, 2004 and each calendar year from 2005 to 2008, and January 1, 2009 to April 30, 2009. Prior to expiration of the April 2009 period, the parties will negotiate the Minimum Purchase Requirements for the subsequent year or period of years. The yearly Minimum Purchase Requirement shall be agreed to in writing by the parties.

               (4) If actual shipments in the aggregate from May 1, 2004 through December 31, 2006 are less than 75% of the aggregate Minimum Purchase Requirements through the same period (taking into account any adjustments for service level as provided in Section 8 below) then GNC may, as its sole remedy (other than the shortfall payment provisions of subsection 2 above) immediately terminate the Agreement and the Consignment Agreement by sending a Notice of Early Termination to Rite Aid on or before February 28, 2007. Provided, however, if actual shipments to Rite Aid of both categories of GNC Brand Product and Consignment Product combined aggregate 75% of the aggregate Minimum Purchase Requirements under this Amendment and the Minimum Volume Requirements under the May 2004 Amendment to the Consignment Agreement, then GNC will not have the above Early Termination right."

        7. Amendment of Paragraph IV.B. (1) "Product Purchases." Paragraph IV. B.(1) is hereby amended and restated as follows:

               "(1) For GNC Brand Products in the GNC Plan-O-Gram not on consignment to Rite Aid the price to be paid by Rite Aid will be the GNP Standard Cost (calculated and determined consistent with past practices since December 8, 1998) in effect on the date the order is shipped multiplied by 1.719 with payment due forty-five
               (45) days from receipt of goods."



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* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

        8. Amendment of Article IV. Paragraph B. "Product Purchases." The second to the last sentence of the first paragraph is amended and restated with the following two sentences:

               "GNC will use its best efforts to supply Rite Aid under this Agreement at a ship rate service level of not less than [*]% on purchase orders placed by Rite Aid for GNC Brand Product, calculated on a dollar value (dollars ordered versus dollars shipped). There will be no penalties to GNC, but on an annual basis for every percentage point or points (including fractional for less than full percentage points) the actual ship rate is below the [*]% ship rate service level, then the Minimum Purchase Requirements for that same period shall be reduced by the same percentage point or points (including fractional for less than full percentage points)."

        9. Amendment of Article IV. B. (5). "Product Disposition." Paragraph IV. B.(5) is hereby amended and restated as follows:

               "(5) Product Disposition. Effective May 1, 2004 the Rite Aid Returns Agreement for GNC Brand Products only is terminated, however, it shall continue in effect for GNC Consigned Product. In lieu thereof and commencing May 1, 2004, GNC shall provide Rite Aid with a [*]% off invoice allowance on all invoices for GNC Brand Products. Product shipment discrepancies shall be handled pursuant to the General Nutrition Products, Inc. Shipment Discrepancy Policy with Rite Aid HDTQRS Corp., attached to the November 2000 Amendment. Product recalls shall not be subject to these provisions. GNC shall continue to be responsible for GNC Brand Products recalled by the government, including FDA or by manufacturers. For recalls of GNC Brand Product initiated by GNC as well as for GNC Brand Products discontinued as a result of Plan-O-Gram changes, returns shall be limited to full unopened case quantities."

        10. Amendment of Article VI. "Duties of Rite Aid." A new Paragraph H. is hereby added to the Agreement as follows:


                "H. Rite Aid shall implement the following merchandising and advertising criteria as follows:

                        1.      POP requirements as agreed to by the parties;

                        2. End Caps requirements as agreed to by the parties;

                        3. Prominent placement of GNC's Mega Man and Women's Ultra Mega, or other leading GNC Brand Product designated by GNC



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* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

                                and agreed to by Rite Aid in very close
                                proximity to the pick-up or drop-off shelves at the primary pharmacy customer counter;

                        4. GNC Brand Products in the weekly Rite Aid circular and Consigned Products at least monthly in the weekly Rite Aid circular."

        11. Amendment of Article I. Grant of License. Paragraph E. is amended and restated in its entirety as follows:

               "E. During the Term neither GNC nor any of its affiliates shall operate a GNC or General Nutrition Center under the System or the Comprehensive System or any part thereof or otherwise operate or grant any other person or entity any franchise, right or license to operate a store kiosk or outlet within a Protected Territory that distributes or sells GNC Brand Products; except that GNC may relocate existing General Nutrition Center Stores within the perimeter of a circle with a two (2) mile radius provided the relocated General Nutrition Center Store is not within the perimeter of a circle that has a Location operating the Business and a radius of one (1) mile. In addition, GNC will not expand the protected territory of an existing GNC franchisee or licensee or grant a larger protected territory to any GNC franchisee or licensee than that provided to Rite Aid in this Agreement."

        12. Miscellaneous.

        (a) Upon termination of this Agreement other than for default by Rite Aid or by GNC pursuant to its early termination rights in section 6 above, then Rite Aid shall have a nine (9) month transition period to fully cease operation of the Business. During this transition period, Rite Aid may continue to operate the Business pursuant to the Agreement, including use of the proprietary marks "GNC" and "GENERAL NUTRITION CENTER" and all other proprietary marks and distinctive forms, slogans, signs, symbols or devices associated with the System. All GNC quality and operating standards during this transition period must be maintained by Rite Aid. These transition provisions shall be in addition to the Product sell-thru rights granted to Rite Aid in Paragraph H of Article XV.

        (b) The requirement for a minimum of twenty (20) hours per week by a staff of trained employees dedicated to promoting the Business specified in Article VI, Paragraph G of the Agreement, shall not apply to Business Locations contributing in the bottom twenty five percent (25%) of retail sales for the previous calendar year; provided however, that Rite Aid shall maintain in those Locations, the standards or procedures prescribed in the Agreement and pursuant to the System.

        Except as amended by this Amendment, the GNC/Rite Aid Retail Agreement remains in full force and effect.

        IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of May 1, 2004.


                                    GENERAL NUTRITION SALES CORPORATION

                                    By: /s/ JAMES M. SANDER
                                       -----------------------------------------
                                    Name: James M. Sander
                                         ---------------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------


                                    RITE AID HDTQRS CORP.

                                    By: /s/ JAMES P. MASTRIAN
                                       -----------------------------------------
                                    Name: James P. Mastrian
                                         ---------------------------------------
                                    Title: Senior Executive Vice President
                                          --------------------------------------

                                                                       Execution



              EXHIBIT A TO THE RETAIL AGREEMENT MAY 2004 AMENDMENT

                                      [*]


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* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

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   PAYMENTS REQUIRED IF RITE AID DOES NOT MEET THE ABOVE MINIMUM REQUIREMENTS

                                       [*]



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* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.